                                                                    EXHIBIT 10.4


                                   SUBLEASE
                                   --------

     Effective July 1, 2000, INSO CORPORATION, a Delaware corporation ("Sublandlord"), and HOUGHTON MIFFLIN COMPANY, a Massachusetts corporation ("Subtenant"), hereby agree as follows:

     1.   Overlease. As used herein, the term "Overlease" shall mean the Lease
          ---------
dated March 3, 2000, from OMV Associates Limited Partnership ("OMV"), as Landlord, to Sublandlord, as Tenant, of approximately 10,741 square feet (the "Premises"), on the third floor of the building located at 31 St. James Avenue, Boston, Massachusetts 02116 (the "Building") more particularly described in, and shown as Exhibit A to, the Overlease. A copy of the Overlease is attached hereto
         ---------
as Exhibit A and incorporated herein by reference to the extent set forth herein.

     2.   Sublease. Sublandlord hereby subleases to Subtenant the Premises,
          --------
subject to the terms and conditions hereof. This Sublease is a sublease under the Overlease and is subject to all of the terms and provisions thereof. Subject to the provisions hereof, this Sublease shall be deemed to contain all of the same covenants, agreements, conditions, terms and provisions as contained in the Overlease, mutatis mutandis (the necessary changes being made to reflect the
           ------- --------
fact that Sublandlord is the landlord and the Subtenant is the tenant) except to the extent otherwise provided herein and except that the following provisions of the Overlease shall not apply hereto:

     Basic Rent as set forth in Section 1 and Section 4
     Section 26 (Condition and Area), except as set forth in Section 8 of this Sublease
     Section 35 (Rent Credit)

     3.   Obligations of Parties. Subtenant hereby agrees to perform all of the
          ----------------------
obligations applicable to the Premises imposed on Sublandlord as Tenant under the Overlease except for the payment of rent and other charges to OMV, subject to Sections 5, 6 and 7 hereof and except as expressly provided for herein. Sublandlord shall have no obligations or liabilities under this Sublease except as specifically provided herein.

     This Sublease is subject and subordinate to the Overlease and shall terminate upon the expiration or earlier termination of the Overlease, except as may otherwise be agreed to by OMV pursuant to the Consent of Landlord to Overlease (the "Consent") attached hereto as Exhibit B, provided, however, that
                                             ---------
the Sublandlord shall indemnify and hold harmless the Subtenant against all losses, damages and costs, including reasonable attorneys fees, arising or resulting from any termination of the Overlease occurring as a result of any act or omission of the Sublandlord. The term "omission" as used in the immediately preceding sentence shall not include the failure of the Sublandlord to perform any obligation under the Overlease, including, without limitation, the payment of rent to OMV, if such failure on the part of the Sublandlord arises or results from the failure of the Subtenant to fulfill its obligations under this Sublease.

     The insurance maintained by Subtenant pursuant to Section 17 of the Overlease shall name Subtenant, Sublandlord, OMV and any other parties required by such Section as insureds.

     Subtenant's indemnification obligations shall be deemed to be the same as those set forth in Section 16 of the Overlease, which Section is incorporated herein by reference, and shall be for the benefit of Sublandlord and OMV. "Lessor" as used in said Section 16 shall mean and refer to both Sublandlord and OMV.

     As between the Sublandlord and the Subtenant, except for the intentional acts or negligence of the Sublandlord, the Sublandlord shall not be responsible or liable for any damage or injury to any property, fixtures, buildings or improvements, or to any person or persons, at any time on the Premises, including any damage or injury to Subtenant or to any of Subtenant's officers, agents, servants, employees, contractors, invitees, customers or Subtenants.

     4.   Term; Delivery of Premises. The term of this Sublease shall begin on
          --------------------------
July 1, 2000 (the "Commencement Date") and shall expire on the expiration of the Initial Term of the Overlease (as defined in the Overlease). Subtenant agrees to accept the Premises in its "as is" condition on the Commencement Date, without any obligation on the part of Sublandlord to construct any improvements or perform any work therein whatsoever. Sublandlord makes no representation or warranty with respect to the condition thereof.

     5.   Sublease Rent. Subtenant shall pay to Sublandlord Sublease Rent in the
          -------------
amount of $429,640.00 per annum for the term of this Sublease payable in equal monthly installments of $35,803.33 in advance on or before the first day of each calendar month, without deduction or set off, such installments to be made in the manner herein set forth.

     Pursuant to Section 13 of the Overlease, fifty percent of that portion of the Sublease Rent which exceeds the Basic Rent owed by Sublandlord to OMV under the Overlease ("Excess Sublease Rent") shall be paid to OMV. The allocation of the Sublease Rent due to Sublandlord and to OMV in accordance with the Overlease are as follows:

          Sublandlord's Share of Sublease Rent    50% of Excess Sublease Rent
          ------------------------------------    ---------------------------

Lease Year 1:     $29,003.73 per month                $6,799.60 per month
Lease Year 2:     $29,003.73 per month                $6,799.60 per month
Lease Year 3:     $29,233.14 per month                $6,570.19 per month
Lease Year 4:     $29,462.56 per month                $6,340.77 per month
Lease Year 5:     $29,462.56 per month                $6,340.77 per month
to Sublandlord, Subtenant and Sublandlord agree that Subtenant shall pay Sublease Rent simultaneously to OMV and Sublandlord each month as follows:

     Until the Rent Credit (as defined in the Overlease) has been exhausted, Subtenant shall pay (a) to Sublandlord, Sublandlord's Share of Sublease Rent and (b) to OMV, 50% of Excess Sublease Rent. Upon exhaustion of the Rent Credit (as will be evidenced by at least thirty (30) days prior written notice from Sublandlord to Subtenant), Subtenant shall pay (i) to Sublandlord, 50% of Excess Sublease Rent and (ii) to OMV, Sublandlord's Share of Sublease Rent.

     6.   Electrical Charge. Subtenant shall pay directly to OMV the
          -----------------
"Electricity Cost" for the Premises in accordance with Section 7 of the Overlease.

     7.   Escalation and Other Charges. During the term of this Sublease,
          ----------------------------
Subtenant shall pay directly to OMV, the Additional Rent due under the Overlease as set forth in Section 6 of the Overlease and any other additional rent and other charges under the Overlease allocable to the Premises.

     8.   Improvements. Subtenant shall obtain the consent of OMV to any
          ------------
improvements or alterations Subtenant shall desire to make in the Premises in accordance with the provisions of Section 12 of the Overlease as incorporated herein and such alterations or improvements shall be performed and maintained in accordance with such Section 12 and at Subtenant's sole cost and expense.

     9.   Notice. Subject to the provisions of Section 20 of the Overlease, all
          ------
notices or communications authorized or required hereunder shall be given to Sublandlord at 299 Promenade Street, Providence, RI 02908, Attention: General Counsel, and to Subtenant at 222 Berkeley Street, Boston, MA 02116, Attention:
General Counsel, with a copy to the same address to Attention: Director of Corporate Services, by certified or registered mail, return receipt requested, or by a national overnight delivery service which maintains delivery records. Either party may by written notice to the other designate another address of such party for the purposes of this section.

     10.  Assignment and Subletting. Notwithstanding any term or provision of
          -------------------------
the Overlease to the contrary, Subtenant shall not assign this Sublease or sublet all or any part of the Premises without first obtaining the consent of OMV in accordance with the provisions of Section 13 of the Overlease as incorporated herein and providing written evidence of such consent and a copy of such sublease or assignment to Sublandlord. Without limiting the provisions of said Section 13, Subtenant acknowledges and agrees that, in the event of such assignment or sublease, Subtenant shall remain liable for Subtenant's obligations under the Sublease and shall not be released from such obligations without Sublandlord's consent, which consent shall not be unreasonably withheld.

     11.  Broker. Subtenant represents and warrants to Sublandlord that it has
          ------
not directly or indirectly dealt with any broker or agent with respect to the Premises, or had its attention called to the Premises by any broker or agent. Subtenant agrees to save harmless and indemnify Sublandlord against any claims for a commission arising out of a breach of Subtenant's representations and warranties in this Section 11.

     12.  Parties. The terms "Sublandlord" and "Subtenant" were used herein
          -------
shall include their respective successors and assigns where the context so requires or permits and this Sublease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     13.  Amendments to Overlease. Sublandlord covenants and agrees with
          -----------------------
Subtenant that no provisions of the Overlease shall be amended without Subtenant's prior written consent, which consent may be withheld in Subtenant's sole discretion, provided, however, that Sublandlord may amend the Basic Rent and Rent Credit provisions of the Overlease without Subtenant's consent, but shall deliver notice and a copy of any such amendment to Subtenant.

     Witness the execution hereof under seal as of the date first above written.

                                               SUBLANDLORD:
                                               -----------

                                               INSO CORPORATION


                                               By:  /s/ Jonathan Levitt
                                                  ------------------------------
                                                  Name:  Jonathan Levitt
                                                  Title: Vice President and
                                                         General Counsel

                                               SUBTENANT:
                                               ---------

                                               HOUGHTON MIFFLIN COMPANY


                                               By:  /s/ Paul Weaver
                                                  ------------------------------
                                                  Name:  Paul Weaver
                                                  Title: Vice President

                      CONSENT OF LANDLORD UNDER OVERLEASE
                      -----------------------------------

     This Consent of Landlord under Overlease is made as of the 1/st/ day of July, 2000, by and among OMV Associates Limited Partnership ("Landlord"), Inso Corporation ("Tenant") and Houghton Mifflin Company ("Subtenant").

     WHEREAS, Landlord has leased approximately 10,741 square feet (the "Premises"), on the third floor of the building located at 31 St. James Avenue, Boston, Massachusetts 02116 (the "Building") to Tenant under a Overlease dated March 3, 2000 (the "Overlease").

     WHEREAS, Tenant desires to sublease the Premises to Subtenant pursuant to a Sublease of even date herewith (the "Sublease");

     WHEREAS, Landlord's consent to the Sublease is required in accordance with the terms of Section 13 of the Overlease; and

     WHEREAS, all capitalized terms used herein and not otherwise defined shall have the same meaning attributed to such terms in the Overlease.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto hereby agree as follows:

1.   Consent.  Landlord hereby consents to the Sublease, subject to the terms
     -------
     and conditions set forth herein.

2.   Landlord's Obligations. Landlord and Tenant hereby covenant and agree with
     ----------------------
     Subtenant that Landlord's obligations under the Overlease run to the benefit of Subtenant and may be enforced by Subtenant directly against Landlord, provided, that Subtenant shall provide written notice to Tenant of any default of Landlord under the Overlease simultaneously with the delivery of any such notice to Landlord by Subtenant and, further provided, that Subtenant shall take no action in connection with the enforcement of such Landlord obligations which may cause a default under the Overlease, without Tenant's prior written consent. Landlord further agrees to deliver copies of any other notices sent to Sublandlord (including any rent bills issued by Landlord) simultaneously to Subtenant at the address set forth for Subtenant in the Sublease.

3.   Landlord Consents. Landlord hereby covenants and agrees with Subtenant
     -----------------
     that, in the event that Subtenant requests Landlord's consent pursuant to any applicable section of the Overlease, and, pursuant to such section of the Overlease Landlord has agreed with Tenant not to unreasonably withhold its consent, then, Landlord shall not unreasonably withhold its consent to such request by Subtenant.

4. In consideration of the foregoing Sublease, and intending to be legally bound, Landlord hereby represents, warrants and agrees as follows:

     (a) The Overlease is unmodified and in full force and effect, has not been otherwise assigned or subleased, and represents the entire agreement between Landlord and Tenant regarding the Premises, and there are no other agreements, options, leases or understandings of any nature between the Landlord and Tenant, or with any other party for the lease, use, occupancy or purchase of the Premises.

     (b) There are no existing set-offs or defenses against the enforcement by Tenant of any of the agreements, terms, covenants or conditions of the Overlease on the part of Landlord to be performed or complied with.

     (c) The Area A Commencement Date under the Overlease is March 3, 2000, the Area B Commencement Date under the Overlease is May 1, 2000 and the term of the Lease, for both Area A and Area B, expires on March 31, 2005.

     (d) Tenant is not in default under the Overlease to date and, to the best of Landlord's knowledge, there exists no state of facts which with the passage of time or the giving of notice could ripen into a default.

5.   Consent to Renovations. Landlord acknowledges that Subtenant has submitted
     ----------------------
     to Landlord for Landlord's review plans for alterations to the Premises ("Subtenant's Work") in accordance with Section 12 of the Overlease. Landlord hereby consents to the Subtenant's Work as shown on the demolition plans submitted to Landlord by Subtenant on May 2, 2000.

6.   Notice. All notices given hereunder shall delivered in accordance with the
     ------
     applicable provisions of the Overlease and Sublease.

     Witness the execution hereof under seal as of the date first above written.

                                        LANDLORD:
                                        --------

                                        OMV ASSOCIATES LIMITED PARTNERSHIP


                                        By: Park Square Corporation,
                                            its General Partner



                                        By:   /s/ Richard D. Cohen
                                           -----------------------------------
                                           Name:  Richard D. Cohen
                                           Title: President

                                        TENANT:
                                        ------

                                        INSO CORPORATION


                                        By:  /s/ Jonathan Levitt
                                           ------------------------------
                                           Name:  Jonathan Levitt
                                           Title: Vice President and
                                                  General Counsel


                                        SUBTENANT:
                                        ---------

                                        HOUGHTON MIFFLIN COMPANY


                                        By:  /s/ Paul Weaver
                                           ------------------------------
                                           Name:  Paul Weaver
                                           Title: Vice President

                                       3